FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A





                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report:  June 24, 1997


                           GROWTH HOTEL INVESTORS II
             (Exact name of registrant as specified in its charter)



           California                  0-16491               94-2997382
    (State or other jurisdiction    (Commission           (I.R.S. Employer
        of incorporation or          File Number)          Identification
           organization)                                      Number)



                           One Insignia Financial Plaza
                                 Post Office Box 1089
                          Greenville, South Carolina 29602
                    (Address of Principal Executive Office)

       Registrant's telephone number, including area code (864) 239-1000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)     Pro forma financial information

       The Partnership's investment properties and the Partnership's consolidated joint ventures' investment properties were sold on June 24, 1997, to an unaffiliated third party. The following unaudited condensed balance sheet of the Partnership assumes the properties had been disposed of at March 31, 1997.

                                                               Pro Forma Balance Sheet
                                                           (in thousands except unit data)
                                                                     (Unaudited)

                                                      March 31,                    March 31,
                                                        1997         Pro Forma       1997
                                                     As Reported    Adjustments    Pro Forma
  Assets
    Cash and cash equivalents                        $  8,931    $  72,291  (1)   $ 81,222
    Restricted cash                                       244           --             244
    Deferred costs                                      1,641         (521) (1)      1,120
    Accounts receivable and other assets                1,435         (669) (1)        766
    Investment properties:
       Land                                            15,725      (15,725) (1)         --
       Buildings and related personal property        112,379     (106,889) (1)      5,490
                                                      128,104     (122,614) (1)      5,490
       Less accumulated depreciation                  (45,140)      42,699  (1)     (2,441)
                                                       82,964      (79,915) (1)      3,049

    Total assets                                     $ 95,215    $  (8,814) (1)   $ 86,401

  Liabilities and Partners' Capital
    Accounts payable and other liabilities           $  3,080    $   3,313  (1)   $  6,393
    Due to affiliate of the joint venture partner         557           --             557
    Notes payable                                      49,046      (46,515) (1)      2,531
    Minority interest in joint ventures                 2,796       (3,050) (1)       (254)

  Partners' Capital                                    39,736       37,438  (1)     77,174

    Total liabilities and partners' equity           $ 95,215    $  (8,814) (1)   $ 86,401

(1) Represents pro forma adjustments to reflect the removal of assets and liabilities related to the sale of the Partnership's investment properties and the Partnership's joint ventures' investment properties.

The following proforma statements of (loss) income assume that the properties had been disposed of December 31, 1996. The following pro forma statements of
(loss) income do not reflect the gain for financial statement purposes incurred as a result of the sale.

                                               Pro Forma Statements of (Loss) Income
                                                              (Unaudited)
                                                       For the three months ended
                                                             March 31, 1997

                                                As Reported  Adjustments    Pro Forma
Revenues:
  Hotel operations                              $ 11,552      $(10,965) (2)  $    587
  Interest income                                     89           (11) (2)        78
    Total revenues                                11,641       (10,976) (2)       665

Expenses:
  Hotel operations                                 7,742        (7,370) (2)       372
  Mortgage interest                                1,196        (1,148) (2)        48
  Depreciation                                     1,463        (1,401) (2)        62
  General and administrative                         219            --            219
    Total expenses                                10,620        (9,919) (2)       701

Income before minority interest in joint
  venture's operation                              1,021        (1,057) (2)       (36)

Minority interest in joint ventures' operations     (422)          375  (2)       (47)

Net income                                      $    599      $   (682) (2)  $    (83)

Net income allocated to general partners (2%)   $     12      $    (14) (2)  $     (2)
Net income allocated to limited partners (98%)       587          (668) (2)       (81)

Net income                                      $    599      $   (682) (2)  $    (83)

Net income per limited partnership unit         $   9.97      $ (11.34) (2)  $  (1.37)

(2) Represents pro forma adjustments to remove revenues and expenses related to the sale of the Partnership's investment properties and the Partnership's joint ventures' investment properties.

                                                Pro Forma Statements of (Loss) Income
                                                              (Unaudited)
                                                      For the twelve months ended
                                                           December 31, 1996
                                                As Reported   Adjustments     Pro Forma
Revenues:
  Hotel operations                                $ 51,456     $(48,991) (2)   $  2,465
  Interest income                                      334          (42) (2)        292
    Total revenues                                  51,790      (49,033) (2)      2,757

Expenses:
  Hotel operations                                  32,594      (31,107) (2)      1,487
  Mortgage interest                                  4,983       (4,777) (2)        206
  Depreciation                                       5,541       (5,305) (2)        236
  General and administrative                         1,580           --           1,580
    Total expenses                                  44,698      (41,189) (2)      3,509

Income before minority interest in joint
  ventures' operation                                7,092       (7,844) (2)       (752)

Minority interest in joint ventures' operations     (1,603)       1,443  (2)       (160)

Net income                                        $  5,489     $ (6,401) (2)   $   (912)

Net income allocated to general partners (2%)     $    110     $   (128) (2)   $    (18)
Net income allocated to limited partners (98%)       5,379       (6,273) (2)       (894)

Net income                                        $  5,489     $ (6,401) (2)   $   (912)

Net income per limited partnership unit           $  91.19     $(106.35) (2)   $ (15.16)

(2) Represents pro forma adjustments to remove revenues and expenses related to the sale of the Partnership's investment properties and the Partnership's joint ventures investment properties.


(c)      Exhibits

         Agreement of Purchase and Sale dated as of March 14, 1997 by and between the Partnership and Equity Inns Partnership, L.P., as amended as of May 1, 1997 incorporated by reference to the Partnership's Proxy Statement dated May 28, 1997.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GROWTH HOTEL INVESTORS II

                               By:    MONTGOMERY REALTY COMPANY 85,
                                      its general partner


                               By:    NPI REALTY MANAGEMENT CORP.
                                      MANAGING GENERAL PARTNER


                                      /s/William H. Jarrard, Jr.
                                      President and Director


                               Date:  August 14, 1997